                                                                   EXHIBIT 10.24


                             FISCAL AGENCY AGREEMENT


                                     between



                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY,
                                     Issuer


                                       and



                              THE BANK OF NEW YORK
                                  Fiscal Agent


                           ---------------------------

                          Dated as of November 25, 1996
                           ---------------------------


                                  $175,000,000



           6.95% Surplus Notes scheduled to mature on December 1, 2006

                                TABLE OF CONTENTS

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
1.  The Securities ......................................................     1
    (a)  General ........................................................     1
    (b)  Forms of Securities ............................................     1
    (c)  Book-Entry Provisions ..........................................     3
    (d)  Denominations ..................................................     4

2.  Fiscal Agent; Other Agents ..........................................     4

3.  Authentication ......................................................     6

4.  Payment and Cancellation ............................................     6
    (a)  Payment ........................................................     6
    (b)  Cancellation ...................................................     8

5.  Global Securities ...................................................     8

6.  Registration, Transfer and Exchange of Securities ...................    10
    (a)  General ........................................................    10
    (b)  Transfers of Restricted Definitive Securities ..................    11
    (c)  Transfer of Global Securities ..................................    12
    (d)  Successive Registrations .......................................    12
    (e)  Information ....................................................    12
    (f)  Suspension .....................................................    13
    (g)  Legends ........................................................    13

7.  Delivery of Certain Information .....................................    14
    (a)  Rule 144A Information ..........................................    14
    (b)  Periodic Reports ...............................................    14

8.  Conditions of Fiscal Agent's Obligations ............................    14
    (a)  Compensation and Indemnity .....................................    14
    (b)  Agency .........................................................    15
    (c)  Advice of Counsel ..............................................    16
    (d)  Issuer Order ...................................................    16
    (e)  No Investigation ...............................................    16
    (f)  Not Responsible for Recitals or Issuance of Securities .........    16
    (g)  Reliance .......................................................    16
    (h)  Interest in Securities, Etc. ....................................    17
    (i)  Non-Liability for Interest .....................................    17
    (j)  Certifications .................................................    17


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

                                                                            Page
                                                                            ----

    (k)  No Implied Obligations .........................................    17

9.  Resignation and Appointment of Successor ............................    18
    (a)  Fiscal Agent and Paying Agent ..................................    18
    (b)  Resignation ....................................................    18
    (c)  Successors .....................................................    19
    (d)  Acknowledgement ................................................    20
    (e)  Merger, Consolidation, Etc. ....................................    20

10. Meetings and Amendments .............................................    20
    (a)  Calling of Meeting, Notice and Quorum ..........................    20
    (b)  Approval .......................................................    22
    (c)  Binding Nature of Amendments, Notices, Notations, Etc. .........    24
    (d)  "Outstanding" Defined ..........................................    25

11. Governing Law .......................................................    26

12. Notices .............................................................    26

13. Separability ........................................................    26

14. Headings ............................................................    27

15. Counterparts ........................................................    27

Exhibit A - Form of Definitive Security
Exhibit B - Form of Global Security
Exhibit C - Form of Transfer Certificate for Exchange or
            Transfer of Restricted Definitive Security

                  FISCAL AGENCY AGREEMENT, dated as of November 25, 1996, between PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY, a mutual life insurance corporation organized under the laws of the State of New York (the "Issuer"), having its principal office at One American Row, Hartford, Connecticut 06115, and THE BANK OF NEW YORK, a New York banking corporation, as Fiscal Agent (together with any successor as Fiscal Agent hereunder, the "Fiscal Agent"). The Exhibits attached hereto shall be deemed to be a part of this Agreement.

                  1. The Securities.

                  (a) General. This Agreement is made in respect of $175,000,000 principal amount of 6.95% Surplus Notes scheduled to mature on December 1, 2006 (the "Notes" or the "Securities"). Claims based upon the Securities will rank below all Indebtedness, Policy Claims and Other Creditor Claims (each as hereinafter defined), in accordance with Section 7435 of the New York Insurance Law (together with any successor provision, and as may be hereafter amended from time to time, "Section 7435"). The payment by the Issuer of principal and interest on the Securities shall be conditioned upon the payment restrictions set forth in paragraphs 4 and 10 of the Securities (the "Payment Restrictions"). The Notes are scheduled to mature on December 1, 2006 (such date, the "Scheduled Maturity Date"). Any reference herein to the term "Scheduled Maturity Date" or other date for the payment of principal of the Notes shall include the date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer.

                  (b) Forms of Securities. The Securities are being offered and sold by the Issuer pursuant to a Purchase Agreement, dated November 20, 1996 (as may be amended, the "Purchase Agreement"), between the Issuer and the Purchasers named therein (the "Purchasers").

                  (i) Securities (other than global Securities, as hereinafter defined) offered and sold pursuant to the Purchase Agreement to institutional investors that are "accredited investors", within the meaning of Rule 501(a)(1),
(2), (3) or (7), or, if the equity owners thereof all meet one or more of the foregoing criteria,

Rule 501(a)(8), under the Securities Act of 1933, as amended (the "Act") ("Accredited Investors"), shall be issued in definitive, fully registered form without interest coupons, substantially in the form of Security attached as Exhibit A hereto, with such applicable legends as are provided for in Exhibit A ("definitive Securities"). Upon transfer of any definitive Security, registration of such transfer shall be effected in accordance with Section 6 hereof.

                  (ii) Securities offered and sold in reliance on Rule 144A ("Rule 144A") under the Act pursuant to the Purchase Agreement shall be issued in the form of global Securities (the "global Securities") in definitive, fully registered form without interest coupons, substantially in the form of Security attached as Exhibit B hereto, with such applicable legends as are provided for in Exhibit B. Each such global Security shall be registered in the name of a nominee of The Depository Trust Company (the "Depositary") and deposited with the Fiscal Agent, at its New York office, as custodian for the Depositary, duly executed by the Issuer and authenticated by the Fiscal Agent as hereinafter provided. The aggregate principal amount of each global Security may from time to time be increased or decreased by adjustments made on the records of the Fiscal Agent, as custodian for the Depositary, as hereinafter provided.

                  All Securities shall be issued substantially in the form of Security attached hereto as either Exhibit A or B and shall be executed manually or in facsimile on behalf of the Issuer by any two of its Chairman of the Board, President, Chief Financial Officer, Executive Vice Presidents, Senior Vice Presidents or Secretary (the "Authorized Officers"), notwithstanding that such officers, or any of them, shall have ceased, for any reason, to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of any such Security. The Securities (i) may also have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Agreement, and (ii) may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with this Agreement, any law or with any rules made pursuant thereto or with the rules of any


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
securities exchange, insurance regulatory or other governmental agency or depositary therefor or as may, consistently herewith, be determined by the Authorized Officers executing such Securities, in each case (i) and (ii) as conclusively evidenced by their proper execution of such Securities.

                  (c) Book-Entry Provisions. This Section 1(c) shall apply to all Securities evidencing all or part of the global Securities that are registered in the name of the Depositary or a nominee thereof.

                  The Issuer shall execute and the Fiscal Agent shall, in accordance with this Section 1(c), authenticate and deliver one or more global Securities as required to be issued pursuant to Section 1(b)(ii) hereof, which
(A) shall be registered in the name of the Depositary or its nominee, (B) shall be delivered by the Fiscal Agent to the Depositary or pursuant to the Depositary's instructions and (C) shall bear legends substantially to the following effect:

                  "Unless this Security is presented by an authorized representative of The Depositary Trust Company ("DTC") to the Issuer or its agent for registration of transfer, exchange or payment, and any Security issued in exchange for this Security or any portion hereof is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

                  "This Security is a global Security within the meaning of the Fiscal Agency Agreement referred to hereinafter. This global Security may not be exchanged, in whole or in part, for a Security registered in the name of any person other than DTC or a nominee thereof, except in the limited circumstances set forth in Section 5 of



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
                  the Fiscal Agency Agreement, and may not be transferred, in whole or in part, except in accordance with the restrictions set forth in Section 6(c) of the Fiscal Agency Agreement.

                  Neither any members of, or participants in, the Depositary ("Agent Members") nor any other persons on whose behalf Agent Members may act shall have any rights under this Fiscal Agency Agreement with respect to any global Security registered in the name of the Depositary or any nominee thereof, or under any such global Security, and the Depositary or such nominee, as the case may be, may be treated by the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent as the absolute owner and holder of such global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Fiscal Agent or any agent of the Issuer or the Fiscal Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such persons governing the exercise of the rights of a holder of any Security.

                  (d) Denominations. The Securities and beneficial interests in global Securities shall be issuable in minimum denominations of $250,000 and any amount in excess thereof that is an integral multiple of $1,000.

                  2. Fiscal Agent; Other Agents.

                  The Issuer hereby appoints The Bank of New York, acting through its corporate trust office at 101 Barclay Street, Floor 21 West, New York, New York 10286 (the "Corporate Trust Office"), as fiscal agent of the Issuer in respect of the Securities upon the terms and subject to the conditions herein set forth, and The Bank of New York hereby accepts such appointment. The Bank of New York, and any successor or successors as such fiscal agent qualified and appointed in accordance with Section 9 hereof, are herein called the "Fiscal Agent". The Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Securities and hereby and such further powers and authority to act on behalf of the


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
Issuer as may be mutually agreed upon by the Issuer and the Fiscal Agent. The Fiscal Agent shall keep a copy of this Agreement available for inspection during normal business hours at its Corporate Trust Office. The Fiscal Agent or any Paying Agent (as defined below) shall also act as Transfer Agent (as defined below). All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof.

                  The Issuer may, at its discretion, appoint one or more agents (a "Paying Agent" or "Paying Agents") for the payment, to the extent permitted under the Payment Restrictions, of the principal of and any interest on the Securities, and one or more agents (a "Transfer Agent" or "Transfer Agents") for the transfer and exchange of Securities, at such place or places as the Issuer may determine; provided, however, that the Issuer shall at all times maintain a Paying Agent and Transfer Agent in the Borough of Manhattan, The City of New York (which Paying Agent and Transfer Agent may be the Fiscal Agent). The Issuer hereby initially appoints the Fiscal Agent at its Corporate Trust Office as principal Paying Agent, Transfer Agent, authenticating agent and securities registrar, and the Fiscal Agent hereby accepts such appointment. Each Transfer Agent shall act as a security registrar and there shall be kept at the office of each Transfer Agent a register in which, subject to such reasonable regulations as the Issuer may prescribe, the Issuer shall provide for the registration of Securities and the registration of transfers of Securities. The Issuer shall promptly notify the Fiscal Agent of the name and address of any other Paying Agent or Transfer Agent appointed by it and will notify the Fiscal Agent of the resignation or termination of any such Paying Agent or Transfer Agent. Subject to the provisions of Section 9(c) hereof, the Issuer may vary or terminate the appointment of any such Paying Agent or Transfer Agent at any time and from time to time upon giving not less than 90 days' notice to such Paying Agent or Transfer Agent, as the case may be, and to the Fiscal Agent. The Issuer shall cause notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent will act to be provided to holders of Securities.


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
                  3. Authentication.

                  The Fiscal Agent is authorized, upon receipt of Securities duly executed on behalf of the Issuer for the purposes of the original issuance of Securities, (i) to authenticate said Securities in an aggregate principal amount not in excess of $175,000,000 and to deliver said Securities in accordance with the written order or orders of the Issuer signed on its behalf by an Authorized Officer and (ii) thereafter to authenticate and make available for delivery Securities in accordance with the provisions therein and hereinafter set forth.

                  The Fiscal Agent shall have the right to decline to authenticate and make available for delivery any Securities under this Section if the Fiscal Agent, being advised by counsel, determines that such action may not lawfully be taken or if the Fiscal Agent in good faith shall determine that such action would expose the Fiscal Agent to personal liability to existing Holders.

                  The Fiscal Agent may, with the consent of the Issuer, appoint by an instrument or instruments in writing one or more agents (which may include itself) for the authentication of the Securities and, with such consent, vary or terminate any such appointment upon written notice and approve any change in the office through which any authenticating agent acts. The Issuer (by written notice to the Fiscal Agent and the authenticating agent whose appointment is to be terminated) may also terminate any such appointment at any time. The Fiscal Agent hereby agrees to obtain written acceptances from the entities concerned (in form and substance satisfactory to the Issuer) of such appointments. In its acceptance of such appointment, each such authenticating agent shall agree to act as an authenticating agent pursuant to the terms and conditions of this Agreement.

                  4. Payment and Cancellation.

                  (a) Payment. For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer, subject to the Payment Restrictions, shall provide to the Fiscal Agent, in immediately available funds on or prior


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
to 10:00 a.m., New York time, on each date on which a payment of principal of or any interest on the Securities shall be scheduled, as set forth in the text of the Securities, such amount, in U.S. dollars, as is necessary to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of and any interest, as the case may be, on the Securities in the manner, at the times and for the purposes set forth herein and in the text of said Securities; provided that (1) any permitted payment of interest on the Securities may be made by check mailed to the persons (the "registered owners") in whose names such Securities are registered on the register maintained pursuant to Section 6 hereof at the close of business on the record dates designated in the text of the Securities and (2) the Issuer will not provide any such funds to the Fiscal Agent prior to such time as the relevant payment of principal or interest is approved by the Superintendent of Insurance of the State of New York (the "Superintendent"). Principal of the Securities shall be payable against surrender thereof at the corporate trust office of the Fiscal Agent and at the offices of such other paying agents as the Issuer shall have appointed pursuant to this Agreement. Any permitted payment of principal of the Securities may be made by check. Notwithstanding the foregoing, permitted payments of principal of or any interest on the Securities shall be made, in the case of a registered owner of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the United States as specified in the text of the Securities if such registered owner so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payments are scheduled to be made, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 2 hereof for the payment, subject to the Payment Restrictions, from funds so paid by the Issuer of the principal of and any interest on the Securities in the manner, at the times and for the purposes set forth herein and in the text of said Securities. Notwithstanding the foregoing, the Issuer may provide directly to a Paying Agent funds for the payment, subject to the Payment Restrictions, of the principal thereof and interest payable thereon under an agreement with respect to such funds containing substantially the same terms and conditions set forth in this Section 4(a) and in Section 8(b) hereof; and the Fiscal Agent shall have no responsibility with respect to any funds so provided by the Issuer to any such Paying Agent.

                  Payments of principal of and interest on the Securities shall be made in the manner set forth in the Securities, including the Payment Restrictions set forth therein.

                  (b) Cancellation. All Securities delivered to the Fiscal Agent (or any other Agent appointed by the Issuer pursuant to Section 2 hereof) for payment, registration of transfer or exchange as provided herein or in the Securities shall be marked "cancelled" and, in the case of any other such Agent, forwarded to the Fiscal Agent. All cancelled Securities held by the Fiscal Agent shall be disposed of by returning such cancelled Securities to the Issuer in accordance with the Fiscal Agent's standard procedures or as directed in writing by the Issuer; provided, however, that the Fiscal Agent shall not be required to destroy such Securities.

                  5. Global Securities.

                  (a) Notwithstanding any other provisions of this Agreement or the Securities, a global Security shall not be exchanged in whole or in part for a Security registered in the name of any person other than the Depositary or one or more nominees thereof, provided that a global Security may also be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Issuer that it is unwilling or unable to continue as Depositary for such global Security or such Depositary has ceased to be a "clearing agency" registered under the Securities Exchange Act of 1934 (as may be hereafter amended from time to time, the "Exchange Act"), (ii) an event described in paragraph 14(a) or the first sentence of paragraph 14(b) of the Securities has occurred and is continuing with respect to the Securities, (iii) a request for certificates has been made upon 60 days' prior written notice given to the Fiscal Agent in accordance with the Depositary's customary procedures and a copy of such notice has been received by the Issuer from the Fiscal Agent, or (iv) the holder of an interest (other than the initial purchaser thereof) in such global Security has notified the Fiscal Agent and registrar in writing that it is transferring such beneficial interest to an Accredited Investor who is not a "qualified institutional buyer" within the meaning of Rule 144A, who is required to hold its beneficial interest in the Securities in the form of a definitive Security. Any global Security exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part and any global Security exchanged pursuant to clause (ii), (iii) or (iv) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a global Security or any portion thereof shall be a global Security, provided that any such Security so issued that is registered in the name of a person other than the Depositary or a nominee thereof shall not be a global Security.

                  (b) Securities issued in exchange for a global Security or any portion thereof in accordance with Section 5(a) shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein, including, except as otherwise provided by Section 6(g), the legend regarding transfer restrictions set forth in the form of Security attached hereto as Exhibit A (in the case of a Restricted Definitive Security issued in exchange for a global Security or portion thereof) or set forth in the form of Security attached hereto as Exhibit B (in the case of a global Security issued in exchange for another global Security or portion thereof). Any global Security to be exchanged in whole shall be surrendered by the Depositary to the Transfer Agent located in the Borough of


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
Manhattan, The City of New York, to be so exchanged. With regard to any global Security to be exchanged in part, either such global Security shall be so surrendered for exchange or, if the Fiscal Agent is acting as custodian for the Depositary or its nominee with respect to such global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Fiscal Agent. Upon any such surrender or adjustment, the Fiscal Agent shall authenticate and make available for delivery the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

                  (c) Subject to the provisions of Section 1(c) above, the registered holder may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Fiscal Agency Agreement or the Securities.

                  (d) In the event of the occurrence of any of the events specified in paragraph (a) of this Section 5, the Issuer will promptly make available to the Fiscal Agent a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

                  6. Registration, Transfer and Exchange of Securities.

                  (a) General. The Fiscal Agent, as agent of the Issuer for this purpose, shall maintain at its Corporate Trust Office in the Borough of Manhattan, The City of New York, a register of Securities for the registration of Securities and the transfers and exchanges thereof. Subject to the provisions of this Section 6, upon presentation for transfer or exchange of any Security at the office of any Transfer Agent accompanied by a written instrument of transfer or exchange in the form approved by the Issuer (it being understood that, until notice to the contrary is given to holders of Securities, the Issuer shall be deemed to have approved the form of instrument of transfer or exchange, if any, printed on any Security), executed by the registered holder, in person or by such holder's attorney thereunto duly autho-


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
rized in writing, such Security shall be transferred upon the register for the Securities, and a new Security shall be authenticated and issued in the name of the transferee. No transfer of a Security to any person shall be effective unless and until such Security has been registered in the name of such person.

                  To permit registrations of transfers and exchanges, the Issuer shall execute and the Fiscal Agent (or an authenticating agent appointed pursuant to Section 2 hereof) shall authenticate and make available for delivery definitive Securities at the Fiscal Agent's or any Transfer Agent's request. No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Fiscal Agent may require payment of a sum sufficient to cover any transfer tax or other governmental charge payable in connection with any registration of transfer or exchange and any other amounts, if any, required to be paid by the provisions of the Securities in connection with a transfer or exchange thereof.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, subject to the Payment Restrictions, evidencing the same debt, and the applicable provisions of this Fiscal Agency Agreement shall apply equally thereto, as the Securities surrendered upon such registration of transfer or exchange.

                  (b) Transfers of Restricted Definitive Securities. If a holder of definitive Securities that bear or are required to bear the legends set forth in the form of Security attached as Exhibit A hereto ("Restricted Definitive Securities") wishes at any time to transfer such Restricted Definitive Securities or to exchange such Restricted Definitive Securities, such exchange or transfer may be effected only in accordance with the provisions of this
Section 6(b). Upon the receipt by the Fiscal Agent, as Transfer Agent, at its office in The City of New York of (i) a Restricted Definitive Security accompanied by a written and executed instrument of transfer or exchange and payment for any tax or charge as provided in Section 6(a) hereof and (ii) the following additional information and documents, as applicable:


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
                  (1) if such Restricted Definitive Security is owned by the holder thereof and is being exchanged, without transfer, or if such Restricted Definitive Security is being transferred pursuant to an exemption from registration in accordance with Rule 144A, Rule 144 or Regulation S under the Act, or pursuant to another available exemption from registration under the Act, a certification from such holder to that effect, substantially in the form of Exhibit C hereto; and

                  (2) if the Restricted Definitive Security being transferred or exchanged contains a restrictive legend, certification to the effect that such transfer or exchange is in accordance with the restrictions contained in such legend, if required by the Fiscal Agent, the Fiscal Agent shall register the transfer of such Restricted Definitive Security or exchange such Restricted Definitive Security for an equal principal amount of Restricted Definitive Securities of other authorized denominations. Notwithstanding the foregoing, in connection with a proposed transfer of a Restricted Definitive Security to an Institutional Accredited Investor (as defined in the legends set forth in the form of Security attached as Exhibit A hereto), the Fiscal Agent and the Issuer may reasonably require certain additional certificates and other information (which may include an opinion of counsel) prior to registering the transfer of such Restricted Definitive Securities.

                  (c) Transfer of Global Securities. A global Security may not be transferred, in whole or in part, to any person other than the Depositary or a nominee thereof, and no such transfer to any such other person may be registered; provided that this paragraph (c) shall not prohibit any transfer of a Security that is issued in exchange for a global Security but is not itself a global Security.

                  (d) Successive Registrations. Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Security register.

                  (e) Information. Any Transfer Agent appointed pursuant to
Section 2 hereof shall provide to the Fiscal Agent such information as the Fiscal Agent may reasonably require in connection with the delivery by such Transfer Agent of Securities upon transfer or exchange of Securities.

                  (f) Suspension. No Transfer Agent shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities as periods during which such registration of transfer and exchanges need not be made.

                  (g) Legends. If Securities are issued upon the transfer, exchange or replacement of Securities not bearing the legends required, as applicable, by the form of Security attached as Exhibit A or Exhibit B hereto (collectively, the "Legend"), the Securities so issued shall not bear the Legend. If Securities are issued upon the transfer, exchange or replacement of Securities bearing the Legend, or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Issuer such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may be reasonably required by the Issuer that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Act or that such Securities are not "restricted securities" within the meaning of Rule 144 under the Act. Upon provision of such satisfactory evidence, the Fiscal Agent, at the direction of the Issuer, shall authenticate and deliver a Security that does not bear the Legend. The Issuer agrees to indemnify the Fiscal Agent for, and to hold it harmless against, any loss, liability or expense, including the fees and expenses of counsel, reasonably incurred, arising out of or in connection with actions taken or omitted by the Fiscal Agent in reliance upon such legal opinion and the delivery of a Security that does not bear a Legend.

                  (h) With the prior approval of the Superintendent, the Issuer and any person that constitutes an affiliate of the Issuer within the meaning of the Act may at any time purchase Securities in the open market or otherwise at any price, for its own account or the account of others. Any Security so purchased by the Issuer or any such affiliate for its own account shall be promptly surrendered to the Fiscal Agent for cancellation and shall not thereafter be re-issued or resold.

                  (i) The Notes may not be redeemed at the option of the Issuer or any holder of such Notes.

                  7. Delivery of Certain Information.

                  (a) Rule 144A Information. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a holder of a definitive Security or the holder of a global Security or a beneficial interest in a global Security which is not then freely transferable under Rule 144(k) under the Act or any successor rule, the Issuer shall promptly furnish or cause to be furnished "Rule 144A Information" (as defined below) to such holder, or to a prospective purchaser of such Security or interest designated by such holder, in order to permit compliance by such holder with Rule 144A under the Act in connection with the resale of such Security by such holder. "Rule 144A Information" shall be such information as is specified pursuant to paragraph
(d)(4) of Rule 144A (or any successor provision thereto), as such provision (or successor provision) may be amended from time to time.

                  (b) Periodic Reports. The Issuer shall deliver (or shall cause the Fiscal Agent to deliver) to each holder of a Security, promptly after such items are available, one copy of (i) the audited statutory-basis financial statements of the Issuer (including the report of independent accountants thereon and including the notes to such financial statements) and (ii) the annual statutory-basis statement of the Issuer as filed by the Issuer with the New York Department of Insurance. In addition, upon the written request of a holder of a definitive Security or the holder of a global Security or a beneficial interest in a global Security, the Issuer shall promptly furnish or cause to be furnished to such holder one copy of the quarterly statutory-basis finan-cial statements of the Issuer as filed by the Issuer with the New York Department of Insurance.

                  8. Conditions of Fiscal Agent's Obligations.

                  The Fiscal Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Issuer agrees and all of which are applicable to the Securities and the holders from time to time thereof:

                  (a) Compensation and Indemnity. The Fiscal Agent shall be entitled to reasonable compensation as agreed from time to time in writing with the Issuer for all services rendered by it, and the Issuer agrees promptly to pay such compensation and to reimburse the Fiscal agent for the reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel of its selection) incurred by it in connection with or arising out of its services hereunder, or the issuance of the Securities and their offering and sale. The Issuer also agrees to indemnify the Fiscal Agent and any Paying Agent and Transfer Agent for, and to hold it harmless against, any loss, damages, claim, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Fiscal Agent, any Paying Agent or Transfer Agent), incurred without negligence or bad faith, arising out of or in connection with its acting as Fiscal Agent hereunder, as well as the reasonable costs and expenses of defending against any claim of liability in the premises. The obligations of the Issuer under this Section 8(a) shall survive payment of all the Securities or the resignation or removal of the Fiscal Agent. The Fiscal Agent shall promptly notify the Issuer of any claim for which the Fiscal Agent may seek indemnity, including costs and expenses of defending against any claim for liability arising from the exercise or performance of any of its powers or duties hereunder. The Issuer shall not be obligated to pay for any settlement of any such claim made without its consent.

                  (b) Agency. In acting under this Agreement and in connection with the Securities, the Fiscal Agent is acting solely as agent of the Issuer and does not assume any responsibility for the correctness of the recitals in the Securities (except for the correctness of the statement in its certificate of authentication thereon) or any obligation or relationship of agency or trust, for or with any of the owners or holders of the Securities, except that all funds held by the Fiscal Agent for the payment of principal of and any interest on the Securities, to the extent permitted under the Permitted Restrictions, shall be held in trust for such owners or holders, as the case may be, as set forth herein and in the Securities; provided, however, that monies held by the Fiscal Agent for the payment of the principal of or interest on any of the Securities remaining unclaimed for two years after such principal or interest has become payable in accordance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer. Upon such repayment, the aforesaid trust with respect to the Securities shall terminate and all liability of the Fiscal Agent and Paying Agents with respect to such funds shall thereupon cease.

                  (c) Advice of Counsel. The Fiscal Agent and any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof may consult with their respective counsel or other independent counsel satisfactory to them, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by them hereunder in good faith and without negligence and in accordance with such opinion.

                  (d) Issuer Order. Any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a written order of the Issuer.

                  (e) No Investigation. The Fiscal Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document.

                  (f) Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Fiscal Agent's certificates of authentication, shall be taken as the statements of the

Issuer, and the Fiscal Agent, any Paying Agent or Transfer Agent assumes no responsibility for their correctness. The Fiscal Agent makes no representations as to the validity or sufficiency of this Agreement or of the Securities. The Fiscal Agent, Paying Agent and any Transfer Agent shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

                  (g) Reliance. The Fiscal Agent and any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof each shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Security, notice, direction, consent, certificate, affidavit, statement, or other paper or document believed by it, in good faith and without negligence, to be genuine and to have been passed upon or signed by the proper parties.

                  (h) Interest in Securities, Etc. The Fiscal Agent, any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof and their respective officers, directors and employees may become the owners of, or acquire any interest in, any Securities, with the same rights that they would have if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person, and may engage or be interested in any financial or other transaction with the Issuer, and may act on, or as depositary, trustee or agent for, any committee or body of holders of Securities or other obligations of the Issuer, as freely as if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person.

                  (i) Non-Liability for Interest. Subject to any agreement between the Issuer and the Fiscal Agent to the contrary, the Fiscal Agent shall not be under any liability for interest on monies at any time received by it pursuant to any of the provisions of this Agreement or the Securities.

                  (j) Certifications. Whenever in the administration of this Agreement the Fiscal Agent shall deem it desirable that a matter of fact be proved or established prior to taking, suffering or omitting any action hereunder, the Fiscal Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith or negligence on its part, rely upon a certificate signed by an Authorized Officer and delivered to the Fiscal Agent as to such matter of fact.

                  (k) No Implied Obligations. The duties and obligations of the Fiscal Agent and the Issuer with respect to matters governed by this Agreement shall be determined solely by the express provisions hereof, and neither the Fiscal Agent nor the Issuer shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and the Securities, as applicable, and no implied covenants or obligations shall be read into this Agreement or the Securities against either the Fiscal Agent or the Issuer. Nothing in this Agreement shall be construed to require the Fiscal Agent to advance or expend its own funds.

                  9. Resignation and Appointment of Successor.

                  (a) Fiscal Agent and Paying Agent. The Issuer agrees, for the benefit of the holders from time to time of the Securities, that there shall at all times be a Fiscal Agent hereunder which shall be a bank or trust company organized and doing business under the laws of the United States of America or the State of New York, in good standing and having an established place of business in the Borough of Manhattan, The City of New York, and authorized under such laws to exercise corporate trust powers, until all the Securities authenticated and delivered hereunder (i) shall have been delivered to the Fiscal Agent for cancellation or (ii) have become payable, with the approval of the Superintendent, and monies sufficient to pay the full principal of and any interest remaining unpaid on the Securities shall have been made available for payment and either paid or returned to the Issuer as provided herein and in such Securities.

                  (b) Resignation. The Fiscal Agent may at any time resign by giving written notice to the Issuer of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such date shall not be less than 30 days from the date on which such notice is given, unless the Issuer agrees to accept shorter notice. The Fiscal Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed on behalf of the Issuer and specifying such removal and the date when it shall become effective. Notwithstanding the dates of effectiveness or resignation or removal, as the case may be, to be specified in accordance with the preceding sentences, such resignation or removal shall take effect only upon the appointment by the Issuer, as hereinafter provided, of a successor Fiscal Agent (which, to qualify as such, shall for all purposes hereunder be a bank or trust company organized and doing business under the laws of the United States of America or of the State of New York, in good standing and having and acting through an established place of business in the Borough of Manhattan, The City of New York, authorized under such laws to exercise corporate trust powers and having a combined capital and surplus in excess of $50,000,000) and the acceptance of such appointment by such successor Fiscal Agent. Upon its resignation or removal, the Fiscal Agent shall be entitled to payment by the Issuer pursuant to Section 8 hereof of compensation for services rendered and to reimbursement of reasonable out-of-pocket expenses incurred hereunder.

                  (c) Successors. In case at any time the Fiscal Agent (or any Paying Agent if such Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent) shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they severally mature, or if a receiver of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of applicable receivership, bankruptcy, insolvency or other similar legislation, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Fiscal Agent or Paying Agent, as the case may be, qualified as aforesaid, shall be appointed by the Issuer by an instrument in writing, filed with the suc-cessor Fiscal Agent or Paying Agent, as the case may be, and the predecessor Fiscal Agent or Paying Agent, as the case may be. Upon the appointment as aforesaid of a successor Fiscal Agent or Paying Agent, as the case may be, and acceptance by such successor of such appointment, the Fiscal Agent or Paying Agent, as the case may be, so succeeded shall cease to be Fiscal Agent or Paying Agent, as the case may be, hereunder. If no successor Fiscal Agent or other Paying Agent, as the case may be, shall have been so appointed by the Issuer and shall have accepted appointments as hereinafter provided, and, in the case of such other Paying Agent, if such other Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent, then any holder of a Security who has been a bona fide holder of a Security for at least six months, on behalf of himself and all others similarly situated, or the Fiscal Agent, may petition any court of competent jurisdiction for the appointment of a successor fiscal or paying agent, as the case may be. The Issuer shall give prompt written notice to each other Paying Agent of the appointment of a successor Fiscal Agent.

                  (d) Acknowledgement. Any successor Fiscal Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Issuer an instrument accepting such appointment hereunder, and thereupon such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Fiscal Agent hereunder and all provisions hereof shall be binding on such successor Fiscal Agent, and such predecessor, upon payment of its compensation and reimbursement of its disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Fiscal Agent shall be entitled to receive, all monies, securities, books, records or other property on deposit with or held by such predecessor as Fiscal Agent hereunder.

                  (e) Merger, Consolidation, Etc. Any bank or trust company into which the Fiscal Agent hereunder may be merged, or resulting from any merger or consolidation to which the Fiscal Agent shall be a party, or to which the Fiscal Agent shall sell or otherwise transfer all or substantially all the assets and corporate trust business of the Fiscal Agent, provided that it shall be qualified as aforesaid, shall be the successor Fiscal Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  10. Meetings and Amendments.

                  (a) Calling of Meeting, Notice and Quorum. A meeting of holders of Securities may be called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Securities to be made, given or taken by holders of Securities or to modify, amend or supplement the terms of the Securities or this Agreement as hereinafter provided, and subject to the requirement hereinafter set forth that the Issuer and the Fiscal Agent may, only with the prior approval of the Superintendent, modify, amend or supplement this Fiscal Agency Agreement or the terms of the Securities or give consents or waivers or take other actions with respect thereto. The Fiscal Agent may at any time call a meeting of holders of Securities for any such purpose to be held at such time and at such place in the Borough of Manhattan, The City of New York as the Fiscal Agent shall determine. Notice of every meeting of holders of Securities, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given as provided in the terms of the Securities, not less than 30 nor more than 60 days prior to the date fixed for the meeting (provided that, in the case of any meeting to be reconvened after adjournment for lack of a quorum, such notice shall be so given not less than 15 nor more than 60 days prior to the date fixed for such meeting). In case at any time the Issuer or the holders of at least 10% in aggregate principal amount of the Outstanding Securities (as defined in subsection (d) of this Section) shall have requested the Fiscal Agent to call a meeting of the holders of Securities for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Fiscal Agent shall call such meeting for such purposes by giving notice thereof.

                  To be entitled to vote at any meeting of holders of Securities, a person shall be a holder of Outstanding Securities or a person duly appointed by an instrument in writing as proxy for such a holder. The persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. At the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in principal amount of the Outstanding Securities shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. The Fiscal Agent may make such reasonable and customary regulations consistent herewith as it shall deem advisable for any meeting of holders of Securities with respect to the proof of the appointment of proxies in respect of holders of Securities, the record date for determining the registered owners of Securities who are entitled to vote at such meeting (which date shall be designated by the Fiscal Agent and set forth in the notice calling such meeting hereinabove referred to and which shall not be less than 15 nor more than 60 days prior to such meeting, provided that nothing in this paragraph shall be construed to render ineffective any action taken by holders of the requisite principal amount of Outstanding Securities on the date such action is taken), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

                  (b) Approval. (i) At any meeting of holders of Securities duly called and held as specified above, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the holders of not less than a majority in aggregate principal amount of the Securities then Outstanding represented at such meeting, or (ii) with the written consent of the holders of not less than a majority in aggregate principal amount of the Securities then Outstanding, in each case (i) or (ii) the Issuer and the Fiscal Agent may, with the prior approval of the Superintendent, modify, amend or supplement the terms of the Securities or this Agreement, in any way, and the holders of Securities may make, take or give any request, demand, authorization, direction, notice, consent, waiver (including waiver of future compliance or past failure to perform) or other action provided by this Agreement or the Securities to be made, given or taken by holders of Securities; provided, however, that any such action, modification, amendment or supplement to be effected pursuant to clause (i) of this subsection
(b) shall be approved by the holders of not less than 25% of the aggregate principal amount of Securities then Outstanding; and provided, further, that no such action, modification, amendment or supplement, however effected, may, without the consent of the holder of each Security affected thereby, (A) change the Scheduled Interest Payment Date or Scheduled Maturity Date (in each case, as defined in the Securities) of the principal of or any installment of interest on any Security, (B) reduce the principal amount of any Security or the interest rate thereon, (C) change the currency in which, or the required place at which, payment with respect to interest or principal in respect of the Securities is payable, (D) change the Issuer's obligations under Section 7(a) hereof in any manner adverse to the interests of the holder of a Security, (E) impair the right of a holder of a Security to institute suit for the enforcement of any payment, if such payment is permitted under the Payment Restrictions, on or with respect to any Security, (F) reduce the above-stated percentage of the principal amount of Outstanding Securities the vote or consent of the holders of which is necessary to modify, amend or supplement this Agreement or the terms and conditions of the Securities or to make, take or give any request, demand, authorization, direction, notice, consent, waiver (including waiver of any future compliance or past failure to perform) or other action provided hereby or thereby to be made, taken or given, (G) reduce the percentage of aggregate principal amount of Outstanding Securities that constitutes the quorum required at any meeting of holders of Securities at which a resolution is adopted, (H) change the restrictions on payment set forth in the Securities in a manner adverse to such holder, or (I) change the provisions of Paragraph 10 of the Securities in a manner adverse to such holder.

                  The Issuer and the Fiscal Agent may, with the prior approval of the Superintendent and without the vote or consent of any holder of Securities, amend this Agree-ment or the Securities for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of Securities, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Securities or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Securities as permitted by this Agreement and the Securities, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation, or the interpretation thereof, or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Securities in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Security holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Securities in a manner which does not adversely affect the interest of any Security holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Security holder.

                  It shall not be necessary for the vote or consent of the holders of Securities to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action, but it shall be sufficient if such vote or consent shall approve the substance thereof.

                  The Fiscal Agent shall receive an opinion of counsel in connection with any amendment or supplement entered into hereunder stating that the execution of such amendment or supplement is authorized or permitted hereunder.

                  (c) Binding Nature of Amendments, Notices, Notations, Etc. Any instrument given by or on behalf of any holder of a Security in connection with any consent to or vote for any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action shall be irrevocable once given and shall be conclusive and binding on all subsequent holders of such Security or any Security issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action taken, made or given in accordance with Section 10(b) hereof shall be conclusive and binding on all holders of Securities whether or not they have given such consent or cast such vote or were present at any meeting, and whether or not notation of such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action is made upon the Securities. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to, the Securities or this Agreement (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any defective provision hereof or thereof) shall be given to each holder of Securities affected thereby, in all cases as provided in the Securities. Any failure of the Issuer to give notice to each holder of Securities, or any defect in such notice, shall not however, in any way impair or affect the validity of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or action.

                  Securities authenticated and delivered after the effectiveness of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may bear a notation in the form approved by the Fiscal Agent and the Issuer as to any matter provided for in such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action. New Securities modified to conform, in the opinion of the Fiscal Agent and the Issuer, to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action taken, made or given in accordance with
Section 10(b) hereof may be prepared by the Issuer, authenticated by the Fiscal Agent and delivered in exchange for Outstanding Securities.

                  (d) "Outstanding" Defined. For purposes of the provisions of this Agreement and the Securities, any

Security authenticated and delivered pursuant to this Agreement shall, as of any date of determination, be deemed to be "Outstanding", except:

                           (i) Securities theretofore cancelled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation;

                           (ii) Securities which have become payable, to the extent permitted under the Payment Restrictions, at the Scheduled Maturity Date or otherwise, and with respect to which, in each case, monies sufficient to pay the principal thereof and any interest thereon shall have been paid; and

                           (iii) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to this Agreement;

provided, however, that in determining whether the holders of the requisite principal amount of Outstanding Securities are present at a meeting of holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement hereunder, Securities owned directly or indirectly by the Issuer, or any affiliate of the Issuer, shall be disregarded and deemed not to be Outstanding.

                  11. Governing Law.

                  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS.

                  12. Notices.

                  All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing, shall specify this Agreement by name and date and shall identify the Securities, and if sent to the Fiscal Agent shall be delivered, transmitted by facsimile to it at The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286,
Attention: Corporate

Trust Trustee Administration, telephone: (212) 815-5092, fax: (212) 815-5915, and if sent to the Issuer shall be delivered, transmitted by facsimile to it at One American Row, Hartford, Connecticut, 06115, Attention: Second Vice President, Treasury, telephone: (860) 403-5000, fax: (860) 403-5922. The foregoing addresses for notices or communications may be changed to written notice given by the addressee to each party hereto, and the addressee's address shall be deemed changed for all purposes from and after the giving of such notice.

                  If the Fiscal Agent shall receive any notice or demand addressed to the Issuer by the holder of a Security, the Fiscal Agent shall promptly forward such notice or demand to the Issuer.

                  13. Separability.

                  In case any provision in this Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  14. Headings.

                  The section headings herein are for convenience of reference only and shall not affect the construction hereof.

                  15. Counterparts.

                  This Agreement may be executed in one or more counterparts, and by each party separately on a separate counterpart, and each such counterpart when executed and delivered shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Fiscal Agency Agreement as of the date first above written.



                                      PHOENIX HOME LIFE MUTUAL INSURANCE
                                           COMPANY


                                      By: /s/ Dona D. Young
                                         ---------------------------------
                                         Name: Dona D. Young
                                         Title: Executive Vice President


                                      THE BANK OF NEW YORK


                                      By: /s/ Timothy J. Shea
                                         ---------------------------------
                                         Name: Timothy J. Shea
                                         Title: Assistant Treasurer

                                                                       EXHIBIT A

                           FORM OF DEFINITIVE SECURITY


         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ACCORDANCE WITH THE FISCAL AGENCY AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE FISCAL AGENT. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM SUCH REGISTRATION
PROVIDED BY RULE 144A UNDER THE ACT (TOGETHER WITH ANY SUCCESSOR PROVISION AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "RULE 144A").

         [INCLUDE IF SECURITY IS A DEFINITIVE SECURITY OR SECURITY ISSUED IN EXCHANGE THEREFOR (UNLESS, PURSUANT TO SECTION 6(G) OF THE FISCAL AGENCY AGREEMENT, THE ISSUER DETERMINES THAT THE LEGEND MAY BE REMOVED)] -- THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY (THE" ISSUER") THAT (A) THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) BY THE INITIAL INVESTOR (I) IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A, IN A TRANSACTION IN ACCORDANCE WITH RULE 144A, (II) IN AN OFFSHORE TRANSACTION IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S (TOGETHER WITH ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "REGULATION S") UNDER THE ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME) UNDER THE ACT (IF AVAILABLE) OR (IV) SUBJECT TO THE PRIOR APPROVAL OF THE SUPERINTENDENT (AS HEREINAFTER DEFINED), TO THE ISSUER OR ANY AFFILIATE OF THE ISSUER (WITHIN THE MEANING OF THE ACT), OR (2) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (1) ABOVE AND, IN ADDITION, IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 TO AN


                                      A-l

INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR", AS DEFINED IN RULE 501(a) (1), (2), (3) or (7) OR, IF THE EQUITY OWNERS THEREOF ALL MEET ONE OR MORE OF THE FOREGOING CRITERIA, RULE 501(a) (8), UNDER THE ACT (AN "INSTITU-TIONAL ACCREDITED INVESTOR"), IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND (B) THAT THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESTRICTIONS REFERRED TO IN (A) ABOVE.

         [INCLUDE IF SECURITY IS A DEFINITIVE SECURITY OR SECURITY ISSUED IN EXCHANGE THEREFOR (UNLESS, PURSUANT TO SECTION 6(G) OF THE FISCAL AGENCY AGREEMENT, THE ISSUER DETERMINES THAT THE LEGEND MAY BE REMOVED] -- THE HOLDER OF THIS SECURITY AGREES THAT, IN CONNECTION WITH ANY EXCHANGE OR TRANSFER OF THIS SECURITY, (1) SUCH HOLDER WILL DELIVER TO THE FISCAL AGENT A CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT C TO THE FISCAL AGENCY AGREEMENT, AND (2) IN CONNECTION WITH ANY TRANSFER TO AN INSTITUTIONAL ACCREDITED INVESTOR, THE FISCAL AGENT AND THE ISSUER MAY REASONABLY REQUIRE CERTAIN ADDITIONAL CERTIFICATES AND OTHER INFORMATION (WHICH MAY INCLUDE AN OPINION OF COUNSEL) PRIOR TO REGISTERING THE TRANSFER OR EXCHANGE OF SUCH SECURITY.

         PAYMENTS OF PRINCIPAL AND INTEREST ON THIS SECURITY MAY ONLY BE MADE OUT OF THE ISSUER'S FREE AND DIVISIBLE SURPLUS AND WITH THE PRIOR APPROVAL OF THE SUPERINTENDENT OF INSURANCE OF THE STATE OF NEW YORK (THE "SUPERINTENDENT"), IN ACCORDANCE WITH SECTION 1307 OF THE NEW YORK INSURANCE LAW (TOGETHER WITH ANY SUCCESSOR PROVISION, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "SECTION 1307"). THERE ARE NO GUIDELINES OR INTERPRETATIONS AS TO THE EXTENT OF THE SUPERINTENDENT'S DISCRETION UNDER SECTION 1307 IN DETERMINING WHETHER THE FINANCIAL CONDITION OF THE ISSUER WARRANTS THE MAKING OF SUCH PAYMENTS.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                   6.95% Surplus Note scheduled to mature on
                                December 1, 2006

CUSIP No.: 71907CAB4
No. R-___                                                              $


         PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY, a mutual life insurance company organized under the laws of the State of New York (herein called the "Issuer"), for value received, hereby promises to pay, subject to the approval
of the Superintendent pursuant to Section 1307, to         , or registered
assigns, the principal sum of         United States dollars ($    ) on
December 1, 2006 (the "Scheduled Maturity Date"), and to pay interest thereon, subject to the approval of the Superintendent pursuant to Section 1307, from November 25, 1996 or from the most recent Scheduled Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 in each year, commencing June 1, 1997 (each a "Scheduled Interest Payment Date"), at the rate of 6.95% per annum, until the principal hereof is paid or duly provided for. This Security is not subject to redemption prior to the Scheduled Maturity Date. The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the Scheduled Maturity Date. As specified on the reverse hereof, all payments of principal of or interest on this Security may be made only out of the Issuer's free and divisible surplus and only with the prior approval of the Superintendent. The interest so payable, and punctually paid or duly provided for, on any Scheduled Interest Payment Date shall be paid, in accordance with the terms of the Fiscal Agency Agreement hereinafter referred to, to the person (the "registered holder") in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the May 15 or the November 15 whether or not a Business Day (as defined on the reverse hereof), as the case may be (each a "Regular Record Date"), next preceding such Scheduled Interest Payment Date. Interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date and shall be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered holders of the Securities not less than 15 days prior to such special record date.

         Principal of this Security shall be payable against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal of the Securities shall be made only against surrender of the Securities. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the Scheduled Interest Payment Date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. Any permitted payment of principal of this Security may be made by check. Notwithstanding the foregoing, permitted payments of principal of or any interest on this Security shall be made, in the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the United States if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the applicable Scheduled Maturity Date or Scheduled Interest Payment Date hereof, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer agrees that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the full principal of and interest remaining unpaid on this Security have been made available for payment and either paid or returned to the Issuer as provided herein, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York for the payment of the principal of and interest on the Securities as herein provided.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Security may be executed by the Issuer by manual or facsimile signatures, and such signatures may be executed on separate counterparts.

         Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:



                                        PHOENIX HOME LIFE MUTUAL
                                             INSURANCE COMPANY


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

         This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.


                                        THE BANK OF NEW YORK
                                        as Fiscal Agent

                                        By:
                                           ----------------------------------
                                                  Authorized Signatory

                                FORM OF REVERSE

         1. This Security is one of a duly authorized issue of 6.95% Surplus Notes scheduled to mature on December 1, 2006 of the Issuer (herein called the "Securities" or "Notes"), limited in aggregate principal amount to $175,000,000. The Issuer and The Bank of New York (as "Fiscal Agent") have entered into a Fiscal Agency Agreement, dated as of November 25, 1996 (such instrument, as it may be duly amended from time to time, is herein called the "Fiscal Agency Agreement"), which provides for the mechanism for issuing the Securities and, inter alia, sets forth certain duties of the Fiscal Agent in connection therewith. As used herein, the term "Fiscal Agent" includes any successor fiscal agent under the Fiscal Agency Agreement. Copies of the Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York. Holders of Securities are referred to the Fiscal Agency Agreement for a statement of the terms thereof, including those relating to transfer, payment, exchanges and certain other matters, to all of which terms the Securities are subject. The Fiscal Agent or any Paying Agent shall also act as Transfer Agent and Securities registrar. Terms used herein which are defined in the Fiscal Agency Agreement but not otherwise defined herein shall have the meanings assigned to such terms in the Fiscal Agency Agreement.

         The Securities are direct and unsecured obligations of the Issuer and, subject to the payment restrictions contained in paragraphs 4 and 10 hereof (the "Payment Restrictions"), are scheduled to mature on December 1, 2006. Section 1307 provides that the Securities are not part of the legal liabilities of the Issuer and are not a basis of any set-off against the Issuer.

         The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the Scheduled Maturity Date.

         2. The Securities are issuable only in fully registered form without coupons. Securities are issuable in minimum denominations of $250,000 and integral multiples of $1,000 above that amount.

         3. The Issuer shall maintain, in the Borough of Manhattan, The City of New York, a Transfer Agent where Securities may be registered or surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office of the Fiscal Agent as its Transfer Agent in the Borough of Manhattan, The City of New York. The Issuer shall cause each Transfer Agent to act as a Securities registrar and shall cause to be kept at the office of each Transfer Agent a register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and registration of transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of any Transfer Agent or to appoint additional or other Transfer Agents or to approve any change in the office through which any Transfer Agent acts, provided that there shall at all times be a Transfer Agent in the Borough of Manhattan, The City of New York. The Issuer shall cause notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent shall act to be provided to holders of Securities.

         Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, the transfer of a Security is registrable on the aforementioned register upon surrender of such Security at any Transfer Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the registered holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

         Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, at the option of the registered holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and aggregate principal amount upon surrender of the Securities to be exchanged at the office of any Transfer Agent. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange shall be effected upon the Issuer being satisfied with the documents of title and identity of the person making the request and subject to the restrictions set forth in the immediately following paragraph and such reasonable regulations as the Issuer may from time to time agree with the Fiscal Agent.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other amounts, if any, required to be paid by the provisions of the Securities in connection with a transfer or exchange thereof.

         Prior to due presentment of this Security for registration of transfer, the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

         4. (a) Notwithstanding anything to the contrary set forth herein or in the Fiscal Agency Agreement, any payment of principal of, interest on or any monies owing with respect to this Security, whether at the Scheduled Interest Payment Date or Scheduled Maturity Date specified herein or otherwise, may be made only (i) out of the free and divisible surplus of the Issuer which the Superintendent determines to be available for such payments under Section 1307 and (ii) with the prior approval of the Superintendent whenever, in his judgment, the financial condition of the Issuer warrants such payment, in accordance with Section 1307. If the Superintendent does not approve the making of any payment of principal of or interest on this Security on the Scheduled Interest Payment Date or Scheduled Maturity Date thereof, as specified herein, the Scheduled Interest Payment Date or Scheduled Maturity Date, as the case may be, shall be extended and such payment shall be made by the Issuer on the next following Business Day on which the Issuer shall have the approval of the Superintendent to make such payment. Interest will continue to accrue on any such unpaid principal through the actual date of payment at the rate of interest stated on the face hereof. Interest will not accrue on interest with respect to which the Scheduled Interest Payment Date has been extended, during the period of such extension. If the Superintendent approves a payment of principal of or interest on the Securities in an amount that is less than the full amount of principal of and interest on the Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

         (b) Any payment of principal of or interest on any Security as to which the approval of the Superintendent has been obtained and which is not punctually paid or duly provided for on the Scheduled Interest Payment Date or Scheduled Maturity Date thereof, as set forth herein (such payment being referred to as an "Unpaid Amount"), will forthwith cease to be payable to the registered owner of this Security on the relevant record date designated herein, and such Unpaid Amount will instead be payable to the registered owner of this Security on a subsequent special record date. The Issuer shall fix the special record date and payment date for the payment of any Unpaid Amount. At least 15 days before the special record date, the Issuer shall mail to each holder of the Securities and the Fiscal Agent a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date set forth in such notice, the Paying Agent shall pay the amount of interest or principal to be so paid to each holder of the Securities in the manner set forth in Section 4(a) of the Fiscal Agency Agreement.

         5. (a) For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer shall provide, subject to the Payment Restrictions, to the Fiscal Agent in immediately available funds on or prior to 10:00 a.m., New York time, of each date on which a payment of principal of or any interest on this Security is payable, as set forth herein, such amounts as are necessary (with any amounts then held by the Fiscal Agent and available for the purpose) to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of and any interest, as the case may be, on this Security as set forth herein and in the Fiscal Agency Agreement. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the Scheduled Interest Payment Date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. Any permitted payment of principal of this Security may be made by check. Notwithstanding the foregoing, permitted payments of principal of or any interest on this Security shall be made, in the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the United States if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payments are scheduled to be made, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of
Section 2 of the Fiscal Agency Agreement for the payment from funds so paid by the Issuer of the principal of and any interest on this Security. Any monies held by the Fiscal Agent for the payment of the principal of or interest on any of the Securities remaining unclaimed for two years after such principal or interest has become payable in accor-dance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer upon written request and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of and interest on this Security, subject to the Payment Restrictions.

         (b) In any case where the Scheduled Interest Payment Date or Scheduled Maturity Date of any Security shall be at any place of payment a day on which banking institutions are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions in the applicable jurisdiction are generally authorized or obligated by law or executive order to close (a "Business Day"), with the same force and effect as if made on the Scheduled Interest Payment Date or Scheduled Maturity Date thereof, and no interest shall accrue for the period after such date.

         6. The Issuer shall pay all stamp and other duties, if any, which may be imposed by the United States of America or any governmental entity or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Fiscal Agency Agreement or the initial issuance of this Security. Except as otherwise specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, duty, assessment or other governmental charge of whatever nature imposed or levied by any government or any political subdivision or taxing authority thereof or therein.

         7. For so long as any of the Securities remain Outstanding or any amount remains unpaid on any of the Securities,

         (a) Except with respect to transactions covered by Paragraph 8 hereof, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory) and franchise; provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the Issuer has used its best efforts to not disadvantage in any material respect the holders of the Securities, or that not preserving such right or franchise is in the best interest of the policyholders of the Issuer having considered the interests of the holders of the Securities.

         (b The Issuer will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), if such action would cause the Issuer to be in violation of the Investment Company Act at any time prior to payment in full of the Securities.

         (c The Issuer shall use its best efforts to obtain the approval of the Superintendent in accordance with Section 1307 for the payment by the Issuer of interest on and principal of the Securities on the Scheduled Interest Payment Dates or Scheduled Maturity Date thereof, and, in the event any such approval has not been obtained for any such payment at or prior to the Scheduled Interest Payment Date or Scheduled Maturity Date thereof, as the case may be, to continue to use its best efforts to obtain such approval promptly thereafter. Not less than 45 days prior to the Scheduled Interest Payment Date or Scheduled Maturity Date thereof (excluding any such Scheduled Maturity Date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer), the Issuer will seek the approval of the Superintendent to make each payment of interest on and the principal of the Securities. In addition, the Issuer shall notify or cause to be notified the Fiscal Agent no later than 5 Business Days (as defined herein), and the Fiscal Agent will notify each holder, prior to the Scheduled Interest Payment Date for interest on or the Scheduled Maturity Date for principal of any Security (excluding any such Scheduled Maturity Date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer) in the event that the Superintendent has not then approved the making of any such payment on such Scheduled Interest Payment Date or such Scheduled Maturity Date, and thereafter shall promptly notify the Fiscal Agent, and the Fiscal Agent will notify each holder, in the event that the Issuer shall have failed to make any such payment on any such Scheduled Interest Payment Date or such Scheduled Matu-rity Date. Without limiting the Issuer's obligations set forth in this paragraph, it is understood that, to the extent authorized by the Issuer's Board of Directors, the Issuer may continue to declare policyowner dividends and to make dividend payments on its participating policies even though payments on the Securities may not have been approved by the Superintendent, regardless of the effect any such declaration or payment may have on the Superintendent's decision regarding payment of interest on or principal of the Securities.

         8. For so long as any of the Securities remain Outstanding or any amounts remain unpaid on any of the Securities, the Issuer may convert itself in any legal manner from a mutual life insurance company into a stock life insurance company (such conversion, a "demutualization"), merge or consolidate with or into any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any person, firm or corporation, if (i) (A) in the case of a demutualization, merger or consolidation, the Issuer is the surviving corporation or (B) in the case of a demutualization, merger or consolidation where the Issuer is not the surviving corporation and in the case of any such sale, conveyance, transfer or other disposition, the successor corporation is a corporation organized and existing under the laws of the United States or a State thereof and such corporation expressly assumes by supplemental fiscal agency agreement all the obligations of the Issuer under the Securities and the Fiscal Agency Agreement, (ii) at the time of any such demutualization, merger or consolidation, or such sale, conveyance, transfer or other disposition, the Issuer shall not have failed to make payment of interest on or principal of the Securities after having received the Superintendent's prior approval to make such payment and (iii) the Issuer has delivered to the Fiscal Agent an Officer's Certificate stating that such demutualization, merger, consolidation, sale, conveyance, transfer or other disposition complies with this paragraph and that all conditions precedent herein provided for relating to such transaction have been complied with. In the event of the assumption by a successor corporation of the obligations of the Issuer as provided in clause (i) (B) of the immediately preceding sentence, such successor corporation shall succeed to and be substituted for the Issuer hereunder and under the Fiscal Agency Agreement and all such obligations of the Issuer shall terminate.

         9. No "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA, or "plan" within the meaning of Section 4975(e) (1) of the Internal Revenue Code of 1986, as amended (the "Code"), as to which the Issuer or any of its affiliates is a "party in interest" within the meaning of
Section 3(14) of ERISA or a "disqualified person" within the meaning of Section 4975(e) (2) of the Code (each a "Plan"), and no person using the assets of any such Plan, may acquire this Security, unless the acquisition and continued holding of the Security is exempt under one or more of Prohibited Transaction Class Exemptions ("PTCE") 84-14, 90-1, 91-38 or 96-23 (or any amendment thereof) issued by the United States Department of Labor or another applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code. The purchase by any person of this Security shall constitute a representation by such person to the Issuer and the Fiscal Agent that such person either (i) is not a Plan or a person using the assets of any Plan or (ii) is a Plan or is using the assets of a Plan to purchase this Security and such Plan either (x) is not a Plan as to which the Issuer is a party in interest or disqualified person or (y) may acquire and hold this Security under PTCE 84-14, 90-1, 91-38 or 96-23 or another applicable exemption from the prohibited transaction rules under
Section 406 of ERISA and Section 4975 of the Code. The restrictions on purchases (and continued holding) of the Securities set forth in this Paragraph 9 are in addition to those otherwise set forth in Section 6 of the Fiscal Agency Agreement and under applicable law.

         10. (a) The Issuer agrees, and each Security holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Paragraph, to the prior payment in full of all Indebtedness, Policy Claims and Other Creditor Claims (each as hereinafter defined), in accordance with
Section 7435 of the New York Insurance Law (together with any successor provision, and as may be hereafter amended from time to time, "Section 7435").

         (b) Upon any distribution to creditors of the Issuer in any rehabilitation, liquidation, conservation, dissolution or reorganization proceeding relating to the Issuer or its property, the priority of claims of Security holders shall be determined in accordance with Section 7435. In a proceeding commenced under Article 74 of the New York Insurance Law, claims for principal of or interest on the Securities constitute Class 7 claims under
Section 7435, as currently in effect. If the Superintendent approves a payment of principal of or interest on the Securities in an amount that is less than the full amount of principal of and interest on the Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

         (c) If a distribution is made to Security holders that, because of this Paragraph, should not have been made to them, the Security holders who receive the distribution shall hold it in trust for holders of Policy Claims, Indebtedness and Other Creditor Claims and pay it over to them as their interests may appear.

         (d) The Issuer shall promptly notify the Fiscal Agent and the Paying Agent of any facts known to the Issuer that would cause a payment of principal of or interest on the Securities to violate this Paragraph.

         (e) This Paragraph defines the relative rights of Security holders, on the one hand, and holders of any other claims, in accordance with Section 7435, on the other hand. Nothing in this Security or the Fiscal Agency Agreement shall
(i) impair, as between the Issuer and Security holders, the obligation of the Issuer which is, subject to the Payment Restrictions, absolute and unconditional to pay principal of and interest on the Securities in accordance with their terms; (ii) affect the relative rights of Security holders and creditors of the Issuer, other than holders of Policy Claims, Indebtedness or Other Creditor Claims; or
(iii) prevent the Fiscal Agent or any Security holder from exercising any available remedies upon a breach by the Issuer of its obligations hereunder, subject to the rights of holders of Policy Claims, Indebtedness or Other Creditor Claims to receive distributions otherwise payable to Security holders.

         (f No right of any holder of Policy Claims, Indebtedness or Other Creditor Claims to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Issuer or by its failure to comply with the terms of this Fiscal Agency Agreement.

         (g Each holder of Securities, by acceptance thereof, authorizes and directs the Fiscal Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Paragraph and appoints the Fiscal Agent its attorney-in-fact for any and all such purposes.

         As used herein, "Indebtedness" of the Issuer shall mean (i) all existing or future indebtedness of the Issuer for borrowed money, (ii) all existing or future indebtedness for borrowed money of other persons, the payment of which is guaranteed by the Issuer, (iii) all existing or future obligations of the Issuer under any agreement obligating the Issuer to cause another person to maintain a minimum level of net worth, or otherwise to ensure the solvency of such person and (iv) any expense or any claim or amount, to the extent that payment of principal of and interest on the Securities is required by law to be subordinated to the prior payment thereof. Any indebtedness of the Issuer which by its express terms is subordinated in right of payment to, or ranks equally with, the Securities shall not constitute Indebtedness. However, under current law the Issuer cannot issue any indebtedness which by its terms is subordinate to the Securities. In addition, any other surplus notes or similar obligations of the Issuer shall not constitute

Indebtedness and will rank pari passu with the Securities.

         As used herein, "Policy Claims" shall mean all existing or future claims of policyholders or beneficiaries, as the case may be, under any and all existing or future policies, endorsements, riders and other contracts of insurance, annuity contracts, including, without limitation, guaranteed investment contracts, and funding agreements issued, assumed or renewed by the Issuer on or prior to the date hereof or hereafter created, all claims under separate account agreements to the extent such claims are not fully discharged by the assets held by the Issuer in the applicable separate accounts and all claims of The Life Insurance Company Guaranty Corporation of New York or any other guaranty corporation or association of New York or any other jurisdiction, other than claims described in clause (i) of the definition of "Other Creditor Claims" below and claims for interest.

         As used herein, "Other Creditor Claims" shall mean all other claims which, pursuant to Section 7435, have priority over claims with respect to the Securities. Under Section 7435 as currently in effect, such other claims include
(i) claims with respect to the actual and necessary costs and expenses of administration incurred by a liquidator, conservator, rehabilitator or ancillary rehabilitator under Section 7435; (ii) claims with respect to the actual and necessary costs and expenses of administration incurred by The Life Insurance Guaranty Corporation or The Life Insurance Company Guaranty Corporation of New York; (iii) claims of The Life Insurance Company Guaranty Corporation for certain funds loaned to the Superintendent under Section 7713(d) of the New York Insurance Law; (iv) debts up to $1,200 due to employees for services performed within one year of the commencement of rehabilitation, liquidation, conservation, dissolution or reorganization proceedings; (v) claims for payment for goods furnished or services rendered in the ordinary course of business within 90 days of the declaration of the impairment or insolvency of the Issuer; (vi) claims of the federal or any state or local government
(except in the case of claims for a penalty or forfeiture which are included only to the extent of pecuniary loss and reasonable costs occasioned by the act giving rise to the forfeiture or penalty); and (vii) claims of general creditors and all other claims having priority under Section 7435.

         11. For so long as any of the Securities remain Outstanding or any amount remains unpaid on any of the Securities, the Issuer shall, in accordance with Rule 144A, comply with the terms of the agreements set forth in Section 7 of the Fiscal Agency Agreement. The provisions of Sections 7 and 8 of the Fiscal Agency Agreement are hereby incorporated mutatis mutandis herein.

         12. In case this Security shall become mutilated, defaced, destroyed, lost or stolen, the Issuer will execute and upon the Issuer's request the Fiscal Agent shall authenticate and deliver a new Security, having a number not contemporaneously outstanding, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication and bearing interest from the date to which interest has been paid on this Security, in exchange and substitution for this Security (upon surrender and cancellation thereof) or in lieu of and substitution for this Security. In the case where this Security is destroyed, lost or stolen, the applicant for a substituted Security shall furnish to the Issuer such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft of this Security, the applicant shall also furnish to the Issuer satisfactory evidence of the destruction, loss or theft of this Security and of the ownership thereof, provided, however, that if the registered holder hereof is, in the judgment of the Issuer, an institution of recognized responsibility, such holder's written agreement of indemnity shall be deemed to be satisfactory for the issuance of a new Security in lieu of and substitution for this Security. The Fiscal Agent shall authenticate any such substituted Security and deliver the same only upon written request or autho-rization of the Issuer. Upon the issuance of any substituted Security, the Issuer may require the payment by the registered holder thereof of a sum sufficient to cover fees and expenses connected therewith. In the case this Security has matured or is about to mature and shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, subject to the Payment Restric-tions, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except if this Security is mutilated or defaced) upon compliance by the registered holder with the provisions of this Paragraph 12 as hereinabove set forth.

         13. Section 10 of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided and with the consent of the holders of a majority of the principal amount of the Outstanding Securities present at a meeting duly called pursuant thereto or by written consent of such percentage of the principal amount of all Outstanding Securities, the Issuer and the Fiscal Agent may, with the prior approval of the Superintendent, modify, amend or supplement the Fiscal Agency Agreement or the terms of the Securities or may give consents or waivers or take other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the holder of this Security and on all future holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation thereof is made upon this Security. The Fiscal Agency Agreement and the terms of the Securities may, with the prior approval of the Superintendent, be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities, for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of Securities, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Securities pursuant to the requirements hereof, thereof or otherwise, or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Fiscal Agency Agreement as permitted by the Securities and the Fiscal Agency Agreement, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Securities in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Security holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Fiscal Agency Agreement in a manner which does not adversely affect the interest of any Securityholder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Security holder, to all of which each holder of any Security, by acceptance thereof, consents.

         14. Holders of Securities may enforce the Fiscal Agency Agreement or the Securities only in the manner set forth below.

         (a) In the event that any state or federal agency shall obtain an order or grant approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer, the Securities will upon the obtaining of such an order or the granting of such approval immediately mature in full without any action on the part of the Fiscal Agent or any holder of the Securities, with payment thereon being subject to the Payment Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings. Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, in no event shall the Fiscal Agent or any holder of the Securities be entitled to declare the Securities to immediately mature or otherwise be immedi-ately payable.

         (b) In the event that the Superintendent approves in whole or in part a payment of any interest on or principal of any Securities and the Issuer fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the Fiscal Agent or any holder of Securities. In the event that the Issuer fails to perform any of its other obligations hereunder or under the Fiscal Agency Agreement, each holder of the Securities may pursue any available remedy to enforce the performance of any provision of such Securities or the Fiscal Agency Agreement, provided, however, that such remedy shall in no event include the right to declare the Securities immediately payable, and shall in no circumstances be inconsistent with the provisions of Section 1307. A delay or omission by any Security holder in exercising any right or remedy accruing as a result of the Issuer's failure to perform its obligations hereunder or under the Fiscal Agency Agreement and the continuation thereof shall not impair such right or remedy or constitute a waiver of or acquiescence in such non-performance by the Issuer. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.

         (c) Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, the right of any holder of Securities to receive payment of the principal of and interest on such holder's Securities on or after the respective Scheduled Interest Payment Dates or Scheduled Maturity Date expressed in such Securities, or to bring suit for the enforcement of any such payment on or after such respective Scheduled Interest Payment Dates or Scheduled Maturity Date, in each case subject to such payment on such dates having received the approval of the Superintendent pursuant to the Payment Restrictions, including the approval of the Superintendent pursuant to Section 1307, is absolute and unconditional and shall not be impaired or affected without the consent of the holder.

         15. No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, subject to the Payment Restrictions, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         16. THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS.

                                                                       EXHIBIT B


                            FORM OF GLOBAL SECURITY

         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ACCORDANCE WITH THE FISCAL AGENCY AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE FISCAL AGENT. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM SUCH REGISTRATION
PROVIDED BY RULE 144A UNDER THE ACT (TOGETHER WITH ANY SUCCESSOR PROVISION AND AS SUCH MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "RULE 144A").

         UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY (THE "ISSUER") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IN EXCHANGE FOR THIS SECURITY OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS RE-QUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC, OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT REFERRED TO HEREINAFTER. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN SECTION 5 OF THE FISCAL AGENCY AGREEMENT, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 6(C) OF THE FISCAL AGENCY AGREEMENT.

         [INCLUDE IF SECURITY IS A GLOBAL SECURITY OR SECURITY ISSUED IN EXCHANGE THEREFOR (UNLESS, PURSUANT TO SECTION 6(G) OF THE FISCAL AGENCY AGREEMENT, THE ISSUER DETERMINES THAT THE LEGEND MAY BE REMOVED)] --THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) BY THE INITIAL INVESTOR (I) IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A IN A TRANSACTION IN ACCORDANCE WITH RULE 144A, (II) IN AN OFFSHORE TRANSACTION IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S (TOGETHER WITH ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "REGULATION S") UNDER THE ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO
TIME) UNDER THE ACT (IF AVAILABLE) OR (IV) SUBJECT TO THE PRIOR APPROVAL OF
THE SUPERINTENDENT (AS HEREINAFTER DEFINED) TO THE ISSUER OR ANY AFFILIATE OF THE ISSUER (WITHIN THE MEANING OF THE ACT), OR (2) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (1) ABOVE AND, IN ADDITION, IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 TO AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR", AS DEFINED IN RULE 501 (a) (1), (2), (3) OR (7) OR, IF THE EQUITY OWNERS THEREOF ALL MEET ONE OR MORE OF THE FOREGOING CRITERIA, RULE 501(a) (8), UNDER THE
ACT, IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND (B) THAT THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESTRICTIONS REFERRED TO
IN (A) ABOVE.

         PAYMENTS OF PRINCIPAL AND INTEREST ON THIS SECURITY MAY ONLY BE MADE OUT OF THE ISSUER'S FREE AND DIVISIBLE SURPLUS AND WITH THE PRIOR APPROVAL OF THE SUPERINTENDENT OF INSURANCE OF THE STATE OF NEW YORK (THE "SUPERINTENDENT"), IN ACCORDANCE WITH SECTION 1307 OF THE NEW YORK INSURANCE LAW (TOGETHER WITH
ANY SUCCESSOR PROVISION, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "SECTION 1307"). THERE ARE NO GUIDELINES OR INTERPRETATIONS AS TO THE EXTENT
OF THE SUPERINTENDENT'S DISCRETION UNDER SECTION 1307 IN DETERMINING WHETHER THE

FINANCIAL CONDITION OF THE ISSUER WARRANTS THE MAKING OF SUCH PAYMENTS.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                   6.95% Surplus Note scheduled to mature on
                                December 1, 2006


-----------------------------------
CUSIP NO. : 71907CAA6
No. R-________                                               $_______________


         PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY, a mutual life insurance company organized under the laws of the State of New York (herein called the "Issuer"), for value received, hereby promises to pay, subject to the approval of the Superintendent pursuant to Section 1307, to Cede & Co., or registered assigns, the principal sum of _________________ United States dollars ($_______________ ) or such other amount (not to exceed one hundred seventy five million dollars ($175,000,000) when taken together with all of the Issuer's 6.95% Surplus Notes scheduled to mature on December 1, 2006 issued and outstanding in definitive certificated form or in the form of another global Security) as may from time to time represent the principal amount of the Issuer's 6.95% Surplus Notes scheduled to mature on December 1, 2006 in respect of which beneficial interests are held through the Depositary in the form of a global Security, on December 1, 2006 (the "Scheduled Maturity Date"), and to pay interest thereon, subject to the approval of the Superintendent pursuant to
Section 1307, from November 25, 1996 or from the most recent Scheduled Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 in each year, commencing June 1, 1997 (each a "Scheduled Interest Payment Date"), at the rate of 6.95% per annum, until the principal hereof is paid or duly provided for. This Security is not subject to redemption prior to the Scheduled Maturity Date. The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the Scheduled Maturity Date. As specified on the reverse hereof, all payments of principal of or interest on this Security may be made only out of the Issuer's free and divisible surplus and only with the prior approval of the Superintendent. The interest so payable, and punctually paid or duly provided for, on any Scheduled Interest Payment Date shall be paid, in accordance with the terms of the Fiscal Agency Agreement hereinafter referred to, to the person (the "registered holder") in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the May 15 or the November 15 (whether or not a Business Day (as defined on the reverse hereof)), as the case may be (each a "Regular Record Date"), next preceding such Scheduled Interest Payment Date. Interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date and shall be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered holders of the Securities not less than 15 days prior to such special record date.

         Principal of this Security shall be payable against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal of the Securities shall be made only against surrender of the Securities. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the Scheduled Interest Payment Date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. Any permitted payment of principal of this Security may be made by check. Notwithstanding the forgoing, permitted payments of principal of or any interest on this Security shall be made, in the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the United States if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the applicable Scheduled Maturity Date or Scheduled Interest Payment Date hereof, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer agrees that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the full principal of and interest remaining unpaid on this Security have been made available for payment and either paid or returned to the Issuer as provided herein, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York for the payment of the principal of and interest on the Securities as herein provided.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Security may be executed by the Issuer by manual or facsimile signatures, and such signatures may be executed on separate counterparts.

         Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:



                                        PHOENIX HOME LIFE MUTUAL
                                             INSURANCE COMPANY


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

         This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.


                                        THE BANK OF NEW YORK
                                        as Fiscal Agent

                                        By:
                                           ----------------------------------
                                                    Authorized Signatory

                                FORM OF REVERSE

         1. This Security is one of a duly authorized issue of 6.95% Surplus Notes scheduled to mature on December 1, 2006 of the Issuer (herein called the "Securities" or "Notes"), limited in aggregate principal amount to $175,000,000. The Issuer and The Bank of New York (as "Fiscal Agent") have entered into a Fiscal Agency Agreement, dated as of November 25, 1996 (such instrument, as it may be duly amended from time to time, is herein called the "Fiscal Agency Agreement"), which provides for the mechanism for issuing the Securities and, inter alia, sets forth certain duties of the Fiscal Agent in connection therewith. As used herein, the term "Fiscal Agent" includes any successor fiscal agent under the Fiscal Agency Agreement. Copies of the Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York. Holders of Securities are referred to the Fiscal Agency Agreement for a statement of the terms thereof, including those relating to transfer, payment, exchanges and certain other matters to all of which terms the Securities are subject. The Fiscal Agent or any Paying Agent shall also act as Transfer Agent and Securities registrar. Terms used herein which are defined in the Fiscal Agency Agreement but not otherwise defined herein shall have the meanings assigned to such terms in the Fiscal Agency Agreement.

         The Securities are direct and unsecured obligations of the Issuer and, subject to the payment restrictions contained in paragraphs 4 and 10 hereof (the "payment Restrictions"), are scheduled to mature on December 1, 2006. Section 1307 provides that the Securities are not part of the legal liabilities of the Issuer and are not a basis of any set-off against the Issuer.

         The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the Scheduled Maturity Date.

         2. The Securities are issuable only in fully registered form without coupons. Securities are issuable in minimum denominations of $250,000 and integral multiples of $1,000 above that amount.

         3. The Issuer shall maintain, in the Borough of Manhattan, The City of New York, a Transfer Agent where Securities may be registered or surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office of the Fiscal Agent as its Transfer Agent in the Borough of Manhattan, The City of New York. The Issuer shall cause each Transfer Agent to act as a Securities registrar and shall cause to be kept at the office of each Transfer Agent a register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and registration of transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of any Transfer Agent or to appoint additional or other Transfer Agents or to approve any change in the office through which any Transfer Agent acts, provided that there shall at all times be a Transfer Agent in the Borough of Manhattan, The City of New York. The Issuer shall cause notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent shall act to be provided to holders of Securities.

         Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, the transfer of a Security is registrable on the aforementioned register upon surrender of such Security at any Transfer Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the registered holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

         Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, at the option of the registered holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and aggregate principal amount upon surrender of the Securities to be exchanged at the office of any Transfer Agent. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange shall be effected upon the Issuer being satisfied with the documents of title and identity of the person making the request and subject to the restrictions set forth in the immediately following paragraph and such reasonable regulations as the Issuer may from time to time agree with the Fiscal Agent.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other amounts, if any, required to be paid by the provisions of the Securities in connection with a transfer or exchange thereof.

         Prior to due presentment of this Security for registration of transfer, the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

         4. (a) Notwithstanding anything to the contrary set forth herein or in the Fiscal Agency Agreement, any payment of principal of, interest on or any monies owing with respect to this Security, whether at the Scheduled Interest Payment Date or Scheduled Maturity Date specified herein or otherwise, may be made only (i) out of the free and divisible surplus of the Issuer which the Superintendent determines to be available for such payments under Section 1307 and (ii) with the prior approval of the Superintendent whenever, in his judgment, the financial condition of the Issuer warrants such payment, in accordance with Section 1307. If the Superintendent does not approve the making of any payment of principal of or interest on this Security on the Scheduled Interest Payment Date or Scheduled Maturity Date thereof, as specified herein, the Scheduled Interest Payment Date or Scheduled Maturity Date, as the case may be, shall be extended and such payment shall be made by the Issuer on the next following Business Day on which the Issuer shall have the approval of the Superintendent to make such payment. Interest will continue to accrue on any such unpaid principal through the actual date of payment at the rate of interest stated on the face hereof. Interest will not accrue on interest with respect to which the Scheduled Interest Payment Date has been extended, during the period of such extension. If the Superintendent approves a payment of principal of or interest on the Securities in an amount that is less than the full amount of principal of and interest on the Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

         (b) Any payment of principal of or interest on any Security as to which the approval of the Superintendent has been obtained and which is not punctually paid or duly provided for on the Scheduled Interest Payment Date or Scheduled Maturity Date thereof, as set forth herein (such payment being referred to as an "Unpaid Amount"), will forthwith cease to be payable to the registered owner of this Security on the relevant record date designated herein, and such Unpaid Amount will instead be payable to the registered owner of this Security on a subsequent special record date. The Issuer shall fix the special record date and payment date for the payment of any Unpaid Amount. At least 15 days before the special record date, the Issuer shall mail to each holder of the Securities and the Fiscal Agent a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date set forth in such notice, the Paying Agent shall pay the amount of interest or principal to be so paid to each holder of the Securities in the manner set forth in Section 4(a) of the Fiscal Agency Agreement.

         5. (a) For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer shall provide, subject to the Payment Restrictions, to the Fiscal Agent in immediately available funds on or prior to 10:00 a.m., New York time, of each date on which a payment of principal of or any interest on this Security is payable, as set forth herein, such amounts as are necessary (with any amounts then held by the Fiscal Agent and available for the purpose) to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of and any interest, as the case may be, on this Security as set forth herein and in the Fiscal Agency Agreement. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the Scheduled Interest Payment Date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. Any permitted payment of principal on this Security may be made by check. Notwithstanding the foregoing, permitted payments of principal of or any interest on this Security may be made, in the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the United States if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payment is scheduled to be made, of such election and of the account to which payments are to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of
Section 2 of the Fiscal Agency Agreement for the payment from funds so paid by the Issuer of the principal of and any interest on this Security. Any monies held by the Fiscal Agent for the payment of the principal of or interest on any of the Securities remaining unclaimed for two years after such principal or interest has become payable in accordance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer upon written request and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of and interest on this Security, subject to the Payment Re-strictions.

         (b) In any case where the Scheduled Interest Payment Date or Scheduled Maturity Date of any Security shall be at any place of payment a day on which banking institutions are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions in the applicable jurisdiction are generally authorized or obligated by law or executive order to close (a) "Business Day") , with the same force and effect as if made on the Scheduled Interest Payment Date or Scheduled Maturity Date thereof, and no interest shall accrue for the period after such date.

         6. The Issuer shall pay all stamp and other duties, if any, which may be imposed by the United States of America or any governmental entity or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Fiscal Agency Agreement or the initial issuance of this Security. Except as otherwise specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, duty, assessment or other governmental charge of whatever nature imposed or levied by any government or any political subdivision or taxing authority thereof or therein.

         7. For so long as any of the Securities remain Outstanding or any amount remains unpaid on any of the Securities,

         (a) Except with respect to transactions covered by Paragraph 8 hereof, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory) and franchise; Provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the Issuer has used its best efforts to not disadvantage in any material respect the holders of the Securities, or that not preserving such right or franchise is in the best interest of the policyholders of the Issuer having considered the interests of the holders of the Securities.

         (b) The Issuer will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), if such action would cause the Issuer to be in violation of the Investment Company Act at any time prior to payment in full of the Securities.

         (c) The Issuer shall use its best efforts to obtain the approval of the Superintendent in accordance with Section 1307 for the payment by the Issuer of interest on and principal of the Securities on the Scheduled Interest Payment Dates or Scheduled Maturity Date thereof, and, in the event any such approval has not been obtained for any such payment at or prior to the scheduled
Interest Payment Date or Scheduled Maturity Date thereof, as the case may be, to continue to use its best efforts to obtain such approval promptly thereafter. Not less than 45 days prior to the Scheduled Interest Payment Date or Scheduled Maturity Date thereof (excluding any such Scheduled Maturity Date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer), the Issuer will seek the approval of the Superintendent to make each payment of interest on and principal of the Securities. In addition, the Issuer shall notify or cause to be notified the Fiscal Agent no later than 5 Business Days (as defined herein), and the Fiscal Agent will notify each holder, prior to the scheduled Interest Payment Date for interest on or the scheduled Maturity
Date for principal of any Security (exclud-ing any such Scheduled Maturity Date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer) in the event that the Superintendent has not then approved the making of any such payment on such Scheduled Interest Payment Date or such Scheduled Maturity Date, and thereafter shall promptly notify the Fiscal Agent, and the Fiscal Agent will notify each holder, in the event that the Issuer shall have failed to make any such payment on any such Scheduled Interest Payment Date or such Scheduled Maturity Date. Without limiting the Issuer's obligations set forth in this paragraph, it is understood that, to the extent authorized by the Issuer's Board of Directors, the Issuer may continue to declare policyowner dividends and to make dividend payments on its participating policies even though payments on the Securities may not have been approved by the Superintendent, regardless of the effect any such declaration or payment may have on the Superintendent's decision regarding payment of interest on or principal of the Securities.

         8. For so long as any of the Securities remain Outstanding or any amounts remain unpaid on any of the Securities, the Issuer may convert itself in any legal manner from a mutual life insurance company into a stock life insurance company (such conversion, a "demutualization"), merge or consolidate with or into any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any person, firm or corporation, if (i) (A) in the case of a demutualization, merger or consolidation, the Issuer is the surviving corporation or (B) in the case of a demutualization, merger or consolidation where the Issuer is not the surviving corporation and in the case of any such sale, conveyance, transfer or other disposition, the successor corporation is a corporation organized and existing under the laws of the United States or a State thereof and such corporation expressly assumes by supplemental fiscal agency agreement all the obligations of the Issuer under the Securities and the Fiscal Agency Agreement, (ii) at the time of any such demutualization, merger or consolidation, or such sale, conveyance, transfer or other disposition, the Issuer shall not have failed to make payment of interest on or principal of the Securities after having received the Superintendent's prior approval to make such payment and (iii) the Issuer has delivered to the Fiscal Agent an Officer's Certificate stating that such demutualization, merger, consolidation, sale, conveyance, transfer or other disposition complies with this paragraph and that all conditions precedent herein provided for relating to such transaction have been complied with. In the event of the assumption by a successor corporation of the obligations of the Issuer as provided in clause (i)
(B) of the immediately preceding sentence, such successor corporation shall succeed to and be substituted for the Issuer hereunder and under the Fiscal Agency Agreement and all such obligations of the Issuer shall terminate.

         9. No "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA, or "plan" within the meaning of Section 4975(e) (1) of the Internal Revenue Code of 1986, as amended (the "Code"), as to which the Issuer or any of its affiliates is a "party in interest" within the meaning of
Section 3(14) of ERISA or a "disqualified person" within the meaning of Section 4975(e) (2) of the Code (each a "Plan"), and no person using the assets of any such Plan, may acquire this Security, unless the acquisition and continued holding of the Security is exempt under one or more of Prohibited Transaction Class Exemptions ("PTCE") 84-14, 90-1, 91-38 or 96-23 (or any amendment thereof) issued by the United States Department of Labor or another applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code. The purchase by any person of this Security shall constitute a representation by such person to the Issuer and the Fiscal Agent that such person either (i) is not a Plan or a person using the assets of any Plan or (ii) is a Plan or is using the assets of a Plan to purchase this Security and such Plan either (x) is not a Plan as to which the Issuer is a party in interest or disqualified person or (y) may acquire and hold this Security under PTCE 84-14, 90-1, 91-38 or 96-23 or another applicable exemption from the prohibited transaction rules under
Section 406 of ERISA and Section 4975 of the Code. The restrictions on purchases (and continued holding) of the Securities set forth in this Paragraph 9 are in addition to those otherwise set forth in Section 6 of the Fiscal Agency Agreement and under applicable law.

         10. (a) The Issuer agrees, and each Security holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Paragraph, to the prior payment in full of all Indebtedness, Policy Claims and Other Creditor Claims (each as hereinafter defined), in accordance with
Section 7435 of the New York Insurance law (together with any successor provision, and as may be hereafter amended from time to time, "Section 7435").

         (b) Upon any distribution to creditors of the Issuer in any rehabilitation, liquidation, conservation, dissolution or reorganization proceeding relating to the Issuer or its property, the priority of claims of Security holders shall be determined in accordance with Section 7435. In a proceeding commenced under Article 74 of the New York Insurance Law, claims for principal of or interest on the Securities constitute Class 7 claims under
Section 7435, as currently in effect. If the Superintendent approves a payment of principal of or interest on the Securities in an amount that is less than the full amount of principal of and interest on the Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

         (c) If a distribution is made to Security holders that, because of this Paragraph, should not have been made to them, the Security holders who receive the distribution shall hold it in trust for holders of Policy Claims, Indebtedness and Other Creditor Claims and pay it over to them as their interests may appear.

         (d) The Issuer shall promptly notify the Fiscal Agent and the Paying Agent of any facts known to the Issuer that would cause a payment of principal of or interest on the Securities to violate this Paragraph.

         (e) This Paragraph defines the relative rights of Security holders, on the one hand, and holders of any other claims, in accordance with Section 7435, on the other hand. Nothing in this Security or the Fiscal Agency Agreement shall
(i) impair, as between the Issuer and Security holders, the obligation of the Issuer which is, subject to the Payment Restrictions, absolute and unconditional to pay principal of and interest on the Securities in accordance with their terms; (ii) affect the relative rights of Security holders and creditors of the Issuer, other than holders of Policy Claims, Indebtedness or Other Creditor Claims; or
(iii) prevent the Fiscal Agent or any Security holder from exercising any available remedies upon a breach by the Issuer of its obligations hereunder, subject to the rights of holders of Policy Claims, Indebtedness or Other Creditor Claims to receive distributions otherwise payable to Security holders.

         (f) No right of any holder of Policy Claims, Indebtedness or Other Creditor claims to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Issuer or by its failure to comply with the terms of this Fiscal Agency Agreement.

         (g) Each holder of Securities, by acceptance thereof, authorizes and directs the Fiscal Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Paragraph and appoints the Fiscal Agent its attorney-in-fact for any and all such purposes.

         As used herein, "Indebtedness" of the Issuer shall mean (i) all existing or future indebtedness of the Issuer for borrowed money, (ii) all existing or future indebtedness for borrowed money of other persons, the payment of which is guaranteed by the Issuer, (iii) all existing or future obligations of the Issuer under any agreement obligating the Issuer to cause another person to maintain a minimum level of net worth, or otherwise to ensure the solvency of such person and (iv) any expense or any claim or amount, to the extent that payment of principal of and interest on the Securities is required by law to be subordinated to the prior payment thereof. Any indebtedness of the Issuer which by its express terms is subordinated in right of payment to, or ranks equally with, the Securities shall not constitute Indebtedness. However, under current law the Issuer cannot issue any indebtedness which by its terms is subordinate to the Securities. In addition, any other surplus notes or similar obligations of the Issuer shall not constitute

Indebtedness and will rank pari passu with the Securities.

         As used herein, "Policy Claims" shall mean all existing or future claims of policyholders or beneficiaries, as the case may be, under any and all existing or future policies, endorsements, riders and other contracts of insurance, annuity contracts, including, without limitation, guaranteed investment contracts, and funding agreements issued, assumed or renewed by the Issuer on or prior to the date hereof or hereafter created, all claims under separate account agreements to the extent such claims are not fully discharged by the assets held by the Issuer in the applicable separate accounts and all claims of The Life Insurance Company Guarantee Corporation of New York or any other guaranty corporation or association of New York or any other jurisdiction, other than claims described in clause (i) of the definition of "Other Creditor Claims" below and claims for interest.

         As used herein, "Other Creditor Claims" shall mean all other claims which, pursuant to Section 7435, have priority over claims with respect to the Securities. Under Section 7435 as currently in effect, such other claims include
(i) claims with respect to the actual and necessary costs and expenses of administration incurred by a liquidator, conservator, rehabilitator or ancillary rehabilitator under Section 7435; (ii) claims with respect to the actual and necessary costs and expenses of administration incurred by The Life Insurance Guaranty Corporation or The Life Insurance Company Guaranty Corporation of New York; (iii) claims of The Life Insurance Company Guaranty Corporation for certain funds loaned to the Superintendent under Section 7713(d) of the New York Insurance Law; (iv) debts up to $1,200 due to employees for services performed within one year of the commencement of rehabilitation, liquidation, conservation, dissolution or reorganization proceedings; (v) claims for payment for goods furnished or services rendered in the ordinary course of business within 90 days of the declaration of the impairment or insolvency of the Issuer; (vi) claims of the federal or any state or local government
(except in the case of claims for a penalty or forfeiture which are included only to the extent of pecuniary loss and reasonable costs occasioned by the act giving rise to the forfeiture or penalty); and (vii) claims of general creditors and all other claims having priority under Section 7435.

         11. For so long as any of the Securities remain Outstanding or any amount remains unpaid on any of the Securities, the Issuer shall, in accordance with Rule 144A, comply with the terms of the agreements set forth in Section 7 of the Fiscal Agency Agreement. The provisions of Sections 7 and 8 of the Fiscal Agency Agreement are hereby incorporated mutatis mutandis herein.

         12. In case this Security shall become mutilated, defaced, destroyed, lost or stolen, the Issuer will execute and upon the Issuer's request the Fiscal Agent shall authenticate and deliver a new Security, having a number not contemporaneously outstanding, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication and bearing interest from the date to which interest has been paid on this Security, in exchange and substitution for this Security (upon surrender and cancellation thereof) or in lieu of and substitution for this Security. In the case where this Security is destroyed, lost or stolen, the applicant for a substituted Security shall furnish to the Issuer such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft of this Security, the applicant shall also furnish to the Issuer satisfactory evidence of the destruction, loss or theft of this Security and of the ownership thereof, provided, however, that if the registered holder hereof is, in the judgment of the Issuer, an institution of recognized responsibility, such holder's written agreement of indemnity shall be deemed to be satisfactory for the issuance of a new Security in lieu of and substitution for this Security. The Fiscal Agent shall authenticate any such substituted Security and deliver the same only upon written request or autho-rization of the Issuer. Upon the issuance of any substituted Security, the Issuer may require the payment by the registered holder thereof of a sum sufficient to cover fees and expenses connected therewith. In case this Security has matured or is about to mature and shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, subject to the Payment Restric-tions, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except if this Security is mutilated or defaced) upon compliance by the registered holder with the provisions of this Paragraph 12 as hereinabove set forth.

         13. Section 10 of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided and with the consent of the holders of a majority of the principal amount of the Outstanding Securities present at a meeting duly called pursuant thereto or by written consent of such percentage of the principal amount of all Outstanding Securities, the Issuer and the Fiscal Agent may, with the prior approval of the Superintendent, modify, amend or supplement the Fiscal Agency Agreement or the terms of the Securities or may give consents or waivers or take other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the holder of this Security and on all future holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation thereof is made upon this Security. The Fiscal Agency Agreement and the terms of the Securities may, with the prior approval of the Superintendent, be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities, for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of Securities, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Securities pursuant to the requirements hereof, thereof or otherwise, or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Fiscal Agency Agreement as permitted by the Securities and the Fiscal Agency Agreement, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Securities in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Security holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Fiscal Agency Agreement in a manner which does not adversely affect the interest of any Security holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Security holder, to all of which each holder of any Security, by acceptance thereof, consents.

         14. Holders of Securities may enforce the Fiscal Agency Agreement or the Securities only in the manner set forth below.

         (a) In the event that any state or federal agency shall obtain an order or grant approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer, the Securities will upon the obtaining of such an order or the granting of such approval immediately mature in full without any action on the part of the Fiscal Agent or any holder of the Securities, with payment thereon being subject to the Payment Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings. Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, in no event shall the Fiscal Agent or any holder of the Securities be entitled to declare the Securities to immediately mature or otherwise be immedi-ately payable.

         (b) In the event that the Superintendent approves in whole or in part a payment of any interest on or principal of any Securities and the Issuer fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the Fiscal Agent or any holder of Securities. In the event that the Issuer fails to perform any of its other obligations hereunder or under the Fiscal Agency Agreement, each holder of the Securities may pursue any available remedy to enforce the performance of any provision of such Securities or the Fiscal Agency Agreement, provided, however, that such remedy shall in no event include the right to declare the Securities immediately payable, and shall in no circumstances be inconsistent with the provisions of Section 1307. A delay or omission by any Security holder in exercising any right or remedy accruing as a result of the Issuer's failure to perform its obligations hereunder or under the Fiscal Agency Agreement and the continuation thereof shall not impair such right or remedy or constitute a waiver of or acquiescence in such non-performance by the Issuer. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.

         (c) Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, the right of any holder of Securities to receive payment of the principal of and interest on such holder's Securities on or after the respective Scheduled Interest Payment Dates or Scheduled Maturity Date expressed in such Securities, or to bring suit for the enforcement of any such payment on or after such respective Scheduled Interest Payment Dates or Scheduled Maturity Date, in each case subject to such payment on such dates having received the approval of the Superintendent pursuant to the Payment Restrictions, including the approval of the Superintendent pursuant to Section 1307, is absolute and unconditional and shall not be impaired or affected without the consent of the holder.

         15. No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, subject to the Payment Restrictions, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         16. THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS.

                                                                       EXHIBIT C

                          FORM OF TRANSFER CERTIFICATE
                          FOR EXCHANGE OR TRANSFER OF
                         RESTRICTED DEFINITIVE SECURITY
               (Transfers and exchanges pursuant to Section 6(b)
                        of the Fiscal Agency Agreement)


The Bank of New York
  as Fiscal Agent
101 Barclay Street
Floor 21 West
New York, New York 10286

Attention: Corporate Trust Trustee
           Administration

          Re: Phoenix Home Life Mutual Insurance Company 6.95% Surplus Notes scheduled to mature on December 1, 2006 (the "Securities")

         Reference is hereby made to the Fiscal Agency Agreement, dated as of November 25, 1996 (the "Fiscal Agency Agreement"), between Phoenix Home Life Mutual Insurance Company, as Issuer, and The Bank of New York, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

         This letter relates to $      principal amount of Restricted Definitive
Securities held in definitive form by [insert name of transferor] (the "Trans-feror"). The Transferor has requested an exchange or transfer of such Securities.

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that (check one of the following):

                [   ]   (i) such Securities are owned by the Transferor and are
being exchanged without transfer, or

                [   ]   (ii) such transfer is being effected pursuant to and in
accordance with Rule 144A, Rule 144 or

Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Act"), or

             [   ]      (iii) subject to the prior approval of the
Superintendent of Insurance of the State of New York (the "Superintendent"), such transfer is being made to the Issuer or an Affiliate of the Issuer (within the meaning of the Act), or

             [    ]     (iv) such transfer is being made to an "accredited
investor" within the meaning of Rule 501(a) (1), (2), (3) or (7), or, if the equity owners thereof all meet one or more of the foregoing criteria, Rule 501(a) (8) under the Act (an "Institutional Accredited Investor"), and accordingly the Transferor does hereby further certify that:

                  I. if the transfer is being effected pursuant to and in accordance with Rule 144A under the Act, that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; or

                  II. if the transfer is being effected pursuant to Rule 144, the Securities are being transferred in a transaction in accordance with Rule 144; or

                  III. if the transfer is being effected pursuant to Rule 903 or 904:

                           (1) the offer of the Securities was not made to a
                  person in the United States;

                           (2) either:

                                (A) at the time the buy order was originated,
                           the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                           (B) the transaction was executed in, on or through
                  the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; or

         IV. if the transfer is being made to the Issuer or an Affiliate of the Issuer (within the meaning of the Act):

                  (1) such transfer has been approved by the Superintendent; and

                  (2) such transfer is being made pursuant to an available exemption from registration under the Act; or

         V. if the transfer is being made to an Institutional Accredited
Investor:

                  (1) the Transferor is a "subsequent investor," as such term is used in the legend set forth on the Restricted Definitive Securities proposed to be transferred by the Transferor;

                  (2) the transfer is being made pursuant to an available exemption from registration under the Act; and

                  (3) the Transferor understands that the Fiscal Agent and the Issuer may reasonably require certain additional certificates and other information (which may include an opinion of counsel) prior to registering the transfer or exchange of such Restricted Definitive Secu-rities.

                  This Certificate and the statements contained herein are made for your benefit and the benefit of the Issuer. Terms used in this certificate and not otherwise defined in the Fiscal Agency Agreement have the meanings set forth in Rule 144A, Rule 144 or Regulation S under the Act.


                                        [Insert Name of Transferor]



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

Dated:                      ,
      ----------------------  --------

cc: Phoenix Home Life Mutual Insurance Company